Exhibit 99.2

GUANGDONG YI AN INVESTMENT CONSULTING
COMPANY LIMITED AND SUBSIDIARY

CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
AS OF MARCH 31, 2010
(UNAUDITED)

GUANGDONG YI AN INVESTMENT CONSULTING
COMPANY LIMITED AND SUBSIDIARY

CONTENTS

Pages

Condensed Consolidated Balance Sheets
as of March 31, 2010 (unaudited) and as of December 31, 2009	1

Condensed Consolidated Statement of Operations and Comprehensive Income
for the three months ended March 31, 2010 (unaudited)	2

Condensed Consolidated Statement of Changes In Stockholders’ Equity
for the three months ended March 31, 2010 (unaudited)	3

Condensed Consolidated Statement of Cash Flows
for the three months ended March 31, 2010 (unaudited)	4

Notes to Condensed Consolidated Financial Statements
for the three months ended March 31, 2010 (unaudited)	5 - 8

GUANGDONG YI AN INVESTMENT CONSULTING
COMPANY LIMITED AND SUBSIDIARY

CONDENSED CONSOLIDATED BALANCE SHEETS

ASSETS
		As of	As of
		March 31, 2010	December 31, 2009
		(Consolidated)
CURRENT ASSETS	Note
Cash and cash equivalents		$106,014	$173,162
Accounts receivable from a related company, net		840,952	443,725
Prepaid and other receivables		3,446	-
Note receivable from related companies	3	11,856,468	7,927,222
Total Current Assets		12,806,880	8,544,109

OTHER ASSETS
Deposits paid for acquiring property and equipment		141,533	116,250
Equipment, Net	4	39,885	-
TOTAL ASSETS		$12,988,298	$8,660,359

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Note payable	5	$2,437,062	$731,294
Other payables and accrued liabilities		42,253	38,256
Income tax payable	6	122,896	143,410
Other tax payables		7,885	16,734
Total Liabilities		2,610,096	929,694

COMMITMENTS AND CONTINGENCIES		-	-

EQUITY
YI AN Stockholders' Equity
Registered capital of $7,290,224 fully paid	7	7,290,224	7,290,224
Retained earnings
Unappropriated		687,594	353,007
Appropriated		64,500	64,500
Accumulated other comprehensive income		24,172	22,934
Total Yi An Stockholders' Equity		8,066,490	7,730,665
Noncontrolling interest		2,311,712	-
Total Equity		10,378,202	7,730,665

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY		$12,988,298	$8,660,359

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements

GUANGDONG YI AN INVESTMENT CONSULTING
COMPANY LIMITED AND SUBSIDIARY

CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS AND
COMPREHENSIVE INCOME
FOR THE THREE MONTHS ENDED MARCH 31, 2010
(UNAUDITED)
	Note
CONSULTANCY FEES EARNED, NET
From a related company		$539,787

OPERATING EXPENSES
Consultancy fees to related companies		49,151
Depreciation		1,277
Other selling, general and administrative expenses		62,089
Total Operating Expenses		112,517

INCOME FROM OPERATIONS		427,270

OTHER INCOME (EXPENSES)
Interest income		1,479
Other expenses		(134)
Total Other Income (Expenses), net		1,345

INCOME FROM OPERATIONS BEFORE TAXES		428,615

INCOME TAX EXPENSE	6	(122,833)

NET INCOME		305,782

Less: Net loss attributable to noncontrolling interests		(28,805)

NET INCOME ATTRIBUTABLE TO STOCKHOLDERS OF YI AN		334,587

OTHER COMPREHENSIVE INCOME
Total foreign currency translation loss		(1,503)
Less: foreign currency translation loss attributable to noncontrolling interests		(2,741)
Foreign currency translation gain attributable to Yi An stockholders		1,238

COMPREHENSIVE INCOME ATTRIBUTABLE TO YI AN STOCKHOLDERS		$335,825

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements

GUANGDONG YI AN INVESTMENT CONSULTING
COMPANY LIMITED AND SUBSIDIARY

STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY
FOR THE THREE MONTHS ENDED MARCH 31, 2010
(UNAUDITED)

		Unappropriated	Appropriated	Accumulated other	Total Yi An
	Registered	retained	retained	comprehensive	Stockholders'	Noncontrolling
	capital	earnings	earnings	income	equity	interest	Total

Balance at December 31, 2009	$7,290,224	$353,007	$64,500	$22,934	$7,730,665	$-	$7,730,665

Noncontrolling interest	-	-	-	-	-	2,343,258	2,343,258

Net income (loss) for the period	-	334,587	-	-	334,587	(28,805)	305,782

Foreign currency translation gain (loss)	-	-	-	1,238	1,238	(2,741)	(1,503)

Comprehensive income	-	-	-	-	335,825	-	304,279

Balance at March 31, 2010	$7,290,224	$687,594	$64,500	$24,172	$8,066,490	$2,311,712	$10,378,202

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements

GUANGDONG YI AN INVESTMENT CONSULTING
COMPANY LIMITED AND SUBSIDIARY

CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS
FOR THE THREE MONTHS ENDED MARCH 31, 2010
(UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$305,782
Adjustments to reconcile net loss to net cash used in operating activities:
Noncontrolling interest	28,805
Depreciation	1,277
Changes in operating assets and liabilities
Increase in:
Accounts receivable	(397,160)
Other current assets and prepaid expenses	(3,446)
Increase (Decrease) in:
Other payables and accrued liabilities	3,992
Income tax payable	(20,538)
Other taxes payable	(8,852)
Net cash used in operating activities	90,140

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of equipments	(41,163)
Deposits paid for acquiring property and equipment	(25,265)
Net cash inflow from investment in a subsidiary	2,311,735
Increase in note receivable from related companies	(3,928,010)
Net cash used in investing activities	(1,682,703)

CASH FLOWS FROM FINANCING ACTIVITIES
Increase in note payable	1,705,668
Net cash provided by financing activities	1,705,668

EFFECT OF EXCHANGE RATES ON CASH	27

NET DECREASE IN CASH AND CASH EQUIVALENTS	(67,148)

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	173,162

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$106,014

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Cash paid for income tax	$143,435

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements

GUANGDONG YI AN INVESTMENT CONSULTING
COMPANY LIMITED AND SUBSIDIARY

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE THREE MONTHS ENDED MARCH 31, 2010
UNAUDITED

1.	BASIS OF PRESENTATION

The accompanying unaudited condensed consolidated financial statements of Guangdong Yi An Investment Consulting Company Limited and its subsidiary (the “Company”) have been prepared in accordance with generally accepted accounting principles in the United States (“GAAP”) and the rules and regulations of the Securities and Exchange Commission for interim financial information. Accordingly, they do not include all the information and footnotes necessary for a comprehensive presentation of our financial position and results of operations.

The unaudited condensed consolidated financial statements for the three months ended March 31, 2010 were not audited. It is management’s opinion, however, that all material adjustments (consisting of normal recurring adjustments) have been made which are necessary for a fair financial statements presentation. The results for the interim period are not necessarily indicative of the results to be expected for the full fiscal year. The year-end condensed balance sheet data was derived from audited financial statements, but does not include all disclosures required by accounting principles generally accepted in the United States of America.

The accompanying unaudited condensed consolidated financial statements should be read in conjunction with the audited consolidated financial statements and notes thereto for the period ended from September 7, 2009 (inception) to December 31, 2009.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION

(A)	Organization

Guangdong Yi An Investment Consulting Company Limited (“Yi An”) was incorporated in the People’s Republic of China (“PRC”) on September 7, 2009 as a limited liability company.

Yi An engaged in financial consulting, investment advisory, management consulting, and business information consulting in the PRC. In accordance with its business permit, the Company’s right of operation expires on September 7, 2059.

On February 1, 2010, the Company established a 51% held subsidiary named Guangzhou HuaYing Venture Capital Co., Ltd. (“HuaYing”), engaged in investment advisory services in the PRC. HuaYing was incorporated in the People’s Republic of China (“PRC”) as a limited liability company

(B)	Principles of Consolidation

The accompanying unaudited condensed consolidated financial statements include the accounts of Yi An and its subsidiary.  All significant intercompany accounts and transactions have been eliminated in consolidation.

(C)	Use of estimates

The preparation of the unaudited condensed consolidated financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(D)	Concentrations and risks

Substantially all of the Company's assets are located in the PRC and substantially all of the Company's revenues were derived from customers located in the PRC.  In addition, financial instruments that potentially subject the Company to significant concentrations of credit risk consist primarily of accounts receivable.  The Company mitigates credit risk through procedures that include determination of credit limits, credit approvals, and related monitoring procedures to ensure delinquent receivables are collected.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

(E)	Equipment

Equipment is stated at cost, less accumulated depreciation.  Expenditures for additions, major renewals and betterments are capitalized and expenditures for maintenance and repairs are charged to expense as incurred.

Depreciation is provided on a straight-line basis, less estimated residual values over the assets’ estimated useful lives.  The estimated useful lives are as follows:

Motor vehicles	5 Years
Office equipment	3 Years

(F)	Foreign currency transactions

The functional currency of the Company is Renminbi (“RMB”). Foreign currency transactions during the period are translated to the functional currency at the approximate rates of exchange on the dates of transactions. Monetary assets and liabilities denominated in foreign currencies at the balance sheet date are translated at the approximate rates of exchange at that date. Non-monetary assets and liabilities are translated at the rates of exchange prevailing at the time the asset or liability was acquired. Exchange gains or losses are recorded in the statement of operations.

The financial statements are translated into United States Dollars (“US$”) using the closing rate method.  The balance sheet items are translated into US$ using the exchange rates at the respective balance sheet dates.  The capital and various reserves are translated at historical exchange rates prevailing at the time of the transactions while income and expenses items are translated at the average exchange rate for the period.  All exchange differences are recorded within equity.

The exchange rates used to translate amounts in RMB into US$ for the purposes of preparing the financial statements were as follows:

March 31, 2010

Balance sheet items, except for share capital, additional paid-in capital and retained earnings as of period ended	US$1=RMB6.836
Amounts included in the statements of operations and cash flows for the period	US$1=RMB6.836

The translation loss recorded for the three months ended March 31, 2010 was $1,503.

No presentation is made that RMB amounts have been, or would be, converted into US$ at the above rates. Although the Chinese government regulations now allow convertibility of RMB for current account transactions, significant restrictions still remain. Hence, such translations should not be construed as representations that RMB could be converted into US$ at that rate or any other rate.

The value of RMB against US$ and other currencies may fluctuate and is affected by, among other things, changes in China’s political and economic conditions. Any significant revaluation of RMB may materially affect the Company’s financial condition in terms of US$ reporting.

(G)	Other comprehensive gain

The foreign currency translation gain or loss resulting from translation of the financial statements expressed in RMB to US$ is reported as other comprehensive income in the statements of operations and comprehensive income and stockholders’ equity. Other comprehensive loss for the three months ended March 31, 2010 was $1,503.

(H)	Segments

The Company operates in only one segment, thereafter segment disclosure is not presented.

3.	NOTE RECEIVABLE FROM RELATED COMPANIES

As of March 31, 2010 and December 31, 2009, a loan of $7,197,086 and 7,927,222 was made to Guangzhou China Royal Pawn Co. Ltd. which is controlled by third parties for the beneficial interest of the Company’s stockholders. Loan to the related party is unsecured, interest free and repayable on demand. A consultancy fee based on 2.5% p.m. of the outstanding loan amount is charged each month in place of an interest charge.

As of March 31, 2010, loans of $2,318,866 and $2,340,516 were made to Dongguang DingChao Trading Company Limited and Dongguang ShengAn enterprise investment Company Limited, respectively which are controlled by third parties for the beneficial interest of the Company’s stockholders. Loans to the related parties are unsecured, interest free and repayable on demand.

4.	EQUIPMENT

The following is a summary of equipment at March 31:

March 31, 2010 (unaudited)

Office equipment	846
Motor vehicles	40,316
41,162
Less: accumulated depreciation	1,277
Equipment, net	$39,885

Depreciation expense for the three month ended March 31, 2010 was $1,277.

5.	NOTE PAYABLE

As of March 31, 2010 and December 31, 2009, the cash advanced from a third party of $2,437,062 and $731,294, respectively is unsecured, interest free and repayable on demand.

6.	INCOME TAX

The Company was incorporated in the PRC and is subject to PRC income tax which is computed according to the relevant laws and regulations in the PRC. The applicable tax rate is 25% in 2010 and 2009.  The income tax expenses for the three months ended March 31, 2010 are summarized as follows:

Current	$122,833

A reconciliation of the provision for income taxes compared with the amount at the PRC statutory income rate was as follows:

Tax at PRC statutory income tax rate	121,850
Other adjustments	983
Total income tax expenses	$122,833

7.	STOCKHOLDERS’ EQUITY

(a)    Share capital

In accordance with the Articles of Association of the Company, the registered capital of the Company was $7,290,224 (RMB 50,000,000) which was fully paid on September 7, 2009 in cash by the stockholders.

(b)   Appropriated retained earnings

The Company is required to make appropriations to the statutory surplus reserve based on the after-tax net income determined in accordance with the laws and regulations of the PRC.  Prior to January 1, 2006 the appropriation to the statutory surplus reserve should be at least 10% of the after tax net income determined in accordance with the laws and regulations of the PRC until the reserve is equal to 50% of the entities’ registered capital.  Appropriations to the statutory public welfare fund are at 5% to 10% of the after tax net income determined by the Board of Directors.  Effective January 1, 2006, the Company is only required to contribute to one statutory reserve fund at 10 percent of net income after tax per annum, such contributions not to exceed 50 percent of the respective company’s registered capital.

The statutory reserve funds cannot be used to set off against prior period losses, expansion of production and operation or for the increase in the registered capital of the Company. These reserves are not transferable to the Company in the form of cash dividends, loans or advances. These reserves are therefore not available for distribution except in liquidation.

8.	RELATED PARTY TRANSACTIONS

During the three months ended March 31, 2010, the Company received consultancy fees of $539,787 from a related company which is controlled by third parties for the beneficial interest of the Company’s stockholders and $840,952 is recorded as accounts receivable, net as of March 31, 2010.

A loan of $7,197,086 was made to a related company which is controlled by third parties for the beneficial interest of the Company’s stockholders.

A loan of $2,318,866 was made to a related company which is controlled by third parties for the beneficial interest of the Company’s stockholders. The Company paid consultancy fees of $28,086 to the related company during the three months ended March 31, 2010.

A loan of $2,340,516 was made to a related company which is controlled by third parties for the beneficial interest of the Company’s stockholders. The Company paid consultancy fees of $21,065 to the related company during the three months ended March 31, 2010.

9.	LEASE COMMITMENTS

The Company leased office space from a third party under an operating lease which expires on March 25, 2012 at a monthly rental rate of $1,932.

As at March 31, 2010, the Company had an outstanding commitment with respect to the above operating leases, which are due as follows:

Fiscal years ending December 31,

2010	$17,391
2011	24,077
2012	5,694
Total	$47,162

10.	CONCENTRATIONS AND RISKS

During the three months ended March 31, 2010, 100% of the Company’s assets were located in the PRC and 100% of the Company’s revenues were derived from a customer located in the PRC.

11.	SUBSEQUENT EVENT

On December 16, 2009, the stockholders of the Company entered into a share transfer agreement (the “Share Transfer Agreement”) with Apextalk Holdings, Inc. (“APXG”). Pursuant to the Share Transfer Agreement, stockholders of the Company will transfer 51% interest of the Company to APXG at an aggregate purchase price of $4,000,000. The closing of the transaction is subject to various contingencies, initially approved by the Chinese government. The Share Transfer Agreement was approved by the Chinese government on March 9, 2010. As of May 19, 2010, the agreement has not closed.